SECURITIES AND EXCHANGE COMMISSION



                      WASHINGTON, D.C. 20549
                         ________________



                             FORM 8-K



                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934
                         ________________



                         MARCH 12, 1998
         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)




                         NIAGARA  CORPORATION
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)




            DELAWARE                0-22206           59-3182820
  (State of Other Jurisdiction  (Commission File   (I.R.S. Employer
     of Incorporation)                Number)      Identification No.)



                        667 MADISON AVENUE
                        NEW YORK, NEW YORK
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)



                              10021
                            (ZIP CODE)




                         (212) 317-1000
       (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                         NOT APPLICABLE
            (FORMER NAME OR FORMER ADDRESS, IF CHANGED
                        SINCE LAST REPORT)



           ITEM 5.   OTHER EVENTS.

           On March 12, 1998, Douglas T. Tansill joined the board of directors of Niagara Corporation (formerly International Metals Acquisition Corporation), a Delaware corporation (the "Registrant"). In addition, on March 12, 1998, the Registrant named Raymond Rozanski as a Vice President and its Chief Financial Officer and Treasurer. Mr. Rozanski replaces Gilbert Scharf who remains a Director and the Secretary of the Registrant. Mr. Rozanski is also the Executive Vice President of, and holds other positions with, both Niagara LaSalle Corporation and LaSalle Steel Company which are subsidiaries of the Registrant. Copies of the Registrant's press releases with respect to the foregoing are attached hereto as Exhibits 99.1 and 99.2.


           ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c)  Exhibits.

 99.1      Press Release dated March 13, 1998.

 99.2      Press Release dated March 13, 1998.


                                 SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NIAGARA CORPORATION



                                    By:/s/ Marc J. Segalman

                                       __________________________
                                       Name:  Marc J. Segalman
                                       Title: Vice President
 Date: March 26, 1998


                               EXHIBIT INDEX


      Exhibit No.         Description                     Page No.

         99.1          Press Release dated March 13,          6
                       1998.

         99.2          Press Release dated March 13,          8
                       1998.